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                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



I, Michael E. Boxer, Executive Vice President and Chief Financial Officer (Principal Financial Officer) of Mariner Health Care, Inc. (the "Company"), certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
section 1350, that:

(3) the Annual Report on Form 10-K of the Company for the period ended December 31, 2002 (the "Report") fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:       April 10, 2003

/s/ Michael E. Boxer
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Michael E. Boxer
Executive Vice President and
Chief Financial Officer (Principal
Financial Officer)